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                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20529

                                CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report:     March 12, 1999


                   MBNA AMERICA BANK, NATIONAL ASSOCIATION
                               ON BEHALF OF THE
                      MBNA MASTER CREDIT CARD TRUST II
            (Exact name of registrant as specified in its charter)



  United States                    333-62025                    51-0331454
-----------------        -----------------------------       --------------
(State or other               (Commission File               (IRS Employer
 jurisdiction of                    Number)               Identification No.)
 incorporation)


                              Wilmington, DE 19884-0781
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-
                   (Address of principal executive office)



Registrant's telephone number, including area code  (800) 362-6255.
                                                    ---------------

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

On February 10, 1999, MBNA America Bank, National Association (the
"Seller") conveyed to the MBNA Master Credit Card Trust II (the "Trust") all of the receivables (the "Receivables") in certain additional credit card accounts (the "Additional Accounts") of the Seller pursuant to an Assignment No. 20 of Receivables in Additional Accounts dated as of February 10, 1999, (the "Assignment"). The principal amount of the Receivables in the Additional Accounts on February 10, 1999, was $1,223,590,717.03. The Seller conveyed the Receivables in the Additional Accounts to the Trust pursuant to subsection 2.06(b) of the Pooling and Servicing Agreement


Item 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND
EXHIBITS



     The following are filed as Exhibits to this Report under Exhibit 20:

      20.1 Series 1994-A Certificateholders' Statement for the month ended February 28, 1999.

      20.2 Series 1994-B Certificateholders' Statement for the month ended February 28, 1999.

      20.3 Series 1994-C Certificateholders' Statement for the month ended February 28, 1999.

      20.4 Series 1995-A Certificateholders' Statement for the month ended February 28, 1999.

      20.5 Series 1995-B Certificateholders' Statement for the month ended February 28, 1999.

      20.6 Series 1995-C Certificateholders' Statement for the month ended February 28, 1999.

      20.7 Series 1995-D Certificateholders' Statement for the month ended February 28, 1999.

      20.8 Series 1995-E Certificateholders' Statement for the month ended February 28, 1999.

      20.9 Series 1995-F Certificateholders' Statement for the month ended February 28, 1999.

     20.10 Series 1995-I Certificateholders' Statement for the month ended February 28, 1999.

     20.11 Series 1995-J Certificateholders' Statement for the month ended February 28, 1999.

     20.12 Series 1996-A Certificateholders' Statement for the month ended February 28, 1999.

     20.13 Series 1996-B Certificateholders' Statement for the month ended February 28, 1999.

     20.14 Series 1996-C Certificateholders' Statement for the month ended February 28, 1999.

     20.15 Series 1996-D Certificateholders' Statement for the month ended February 28, 1999.

     20.16 Series 1996-E Certificateholders' Statement for the month ended February 28, 1999.

     20.17 Series 1996-G Certificateholders' Statement for the month ended February 28, 1999.

     20.18 Series 1996-H Certificateholders' Statement for the month ended February 28, 1999.

     20.19 Series 1996-J Certificateholders' Statement for the month ended February 28, 1999.

     20.20 Series 1996-K Certificateholders' Statement for the month ended February 28, 1999.

     20.21 Series 1996-L Certificateholders' Statement for the month ended February 28, 1999.

     20.22 Series 1996-M Certificateholders' Statement for the month ended February 28, 1999.

     20.23 Series 1997-B Certificateholders' Statement for the month ended February 28, 1999.

     20.24 Series 1997-C Certificateholders' Statement for the month ended February 28, 1999.

     20.25 Series 1997-E Certificateholders' Statement for the month ended February 28, 1999.

     20.26 Series 1997-F Certificateholders' Statement for the month ended February 28, 1999.

     20.27 Series 1997-I Certificateholders' Statement for the month ended February 28, 1999.

     20.28 Series 1997-J Certificateholders' Statement for the month ended February 28, 1999.

     20.29 Series 1997-K Certificateholders' Statement for the month ended February 28, 1999.

     20.30 Series 1997-M Certificateholders' Statement for the month ended February 28, 1999.

     20.31 Series 1997-N Certificateholders' Statement for the month ended February 28, 1999.


     20.32 Series 1998-A Certificateholders' Statement for the month ended February 28, 1999.


     20.33 Series 1998-C Certificateholders' Statement for the month ended February 28, 1999.

     20.34 Series 1998-D Certificateholders' Statement for the month ended February 28, 1999.

     20.35 Series 1998-E Certificateholders' Statement for the month ended February 28, 1999.

     20.36 Series 1998-F Certificateholders' Statement for the month ended February 28, 1999.

     20.37 Series 1998-G Certificateholders' Statement for the month ended February 28, 1999.

     20.38 Series 1998-I Certificateholders' Statement for the month ended February 28, 1999.

     20.39 Series 1998-J Certificateholders' Statement for the month ended February 28, 1999.

Item 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND
EXHIBITS


     The following are filed as Exhibits to this Report under Exhibit 99:

     99.1. Series 1994-A Key Performance Factors for the month ended February 28, 1999.

     99.2. Series 1994-B Key Performance Factors for the month ended February 28, 1999.

     99.3. Series 1994-C Key Performance Factors for the month ended February 28, 1999.

     99.4. Series 1995-A Key Performance Factors for the month ended February 28, 1999.

     99.5. Series 1995-B Key Performance Factors for the month ended February 28, 1999.

     99.6. Series 1995-C Key Performance Factors for the month ended February 28, 1999.

     99.7. Series 1995-D Key Performance Factors for the month ended February 28, 1999.

     99.8. Series 1995-E Key Performance Factors for the month ended February 28, 1999.

     99.9. Series 1995-F Key Performance Factors for the month ended February 28, 1999.

    99.10. Series 1995-I Key Performance Factors for the month ended February 28, 1999.

    99.11. Series 1995-J Key Performance Factors for the month ended February 28, 1999.

    99.12. Series 1996-A Key Performance Factors for the month ended February 28, 1999.

    99.13. Series 1996-B Key Performance Factors for the month ended February 28, 1999.

    99.14. Series 1996-C Key Performance Factors for the month ended February 28, 1999.

    99.15. Series 1996-D Key Performance Factors for the month ended February 28, 1999.

    99.16. Series 1996-E Key Performance Factors for the month ended February 28, 1999.

    99.17. Series 1996-G Key Performance Factors for the month ended February 28, 1999.

    99.18. Series 1996-H Key Performance Factors for the month ended February 28, 1999.

    99.19. Series 1996-J Key Performance Factors for the month ended February 28, 1999.

    99.20. Series 1996-K Key Performance Factors for the month ended February 28, 1999.

    99.21. Series 1996-L Key Performance Factors for the month ended February 28, 1999.

    99.22. Series 1996-M Key Performance Factors for the month ended February 28, 1999.

    99.23. Series 1997-B Key Performance Factors for the month ended February 28, 1999.

    99.24. Series 1997-C Key Performance Factors for the month ended February 28, 1999.

    99.25. Series 1997-E Key Performance Factors for the month ended February 28, 1999.

    99.26. Series 1997-F Key Performance Factors for the month ended February 28, 1999.

    99.27. Series 1997-I Key Performance Factors for the month ended February 28, 1999.

    99.28. Series 1997-J Key Performance Factors for the month ended February 28, 1999.

99.29. Series 1997-K Key Performance Factors for the month ended
February 28, 1999.

99.30. Series 1997-M Key Performance Factors for the month ended
February 28, 1999.

99.31. Series 1997-N Key Performance Factors for the month ended
February 28, 1999.

99.32. Series 1998-A Key Performance Factors for the month ended
February 28, 1999.

99.33. Series 1998-C Key Performance Factors for the month ended
February 28, 1999.

99.34. Series 1998-D Key Performance Factors for the month ended
February 28, 1999.

99.35. Series 1998-E Key Performance Factors for the month ended
February 28, 1999.

99.36. Series 1998-F Key Performance Factors for the month ended
February 28, 1999.

99.37. Series 1998-G Key Performance Factors for the month ended
February 28, 1999.

99.38. Series 1998-I Key Performance Factors for the month ended
February 28, 1999.

99.39. Series 1998-J Key Performance Factors for the month ended
February 28, 1999.


                                SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:     March 12, 1999


                               MBNA AMERICA BANK, NATIONAL ASSOCIATION



                                By:         David Martini
                                   ----------------------------------
                                Name:       David Martini
                                Title:      Vice President